UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
Adams Respiratory Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) As previously reported in a Form 8-K filed by Adams Respiratory Therapeutics, Inc. (the “Company”) on April 25, 2007, the Company’s Board of Directors elected Jane L. Delgado, Ph. D., M.S. and Mark R. Sotir as directors, effective April 19, 2007. Effective June 7, 2007, the Company’s Board of Directors appointed Dr. Delgado to the Nominating and Corporate Governance Committee of the Board of Directors and appointed Mr. Sotir to the Audit Committee of the Board of Directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC.
By:	/s/ Walter E. Riehemann
Walter E. Riehemann
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Dated: June 8, 2007